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                                                                  EXHIBIT 23 (b)



                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-14605, 33-22146, 33-47570, 33-53195, 333-14521
and 333-14523) of Battle Mountain Gold Company of our report dated February 8, 1996 appearing on page 55 in this Form 10-K.





ERNST & YOUNG
Chartered Accountants
Toronto, Canada
March 27, 1997